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                                                              EXHIBIT 10.12



                     FOURTH AMENDMENT TO LEASE AGREEMENT



        This Fourth Amendment to Lease Agreement ("Fourth Amendment") is entered into between Terry Argue, as the duly appointed receiver in Case No. CJ-94-03054, Fleet National Bank of Massachusetts v. Fourth Street Associates, et al., District Court, Tulsa County, Oklahoma ("Receiver") and Systems & Programming Resources of Tulsa, Inc., d/b/a SPR ("Tenant"). RMM Corporation ("RMM") and Tenant entered into a Mid-Continent Tower Lease Agreement
("Original Lease") dated August 29, 1994, whereby Tenant leased certain office space ("Original Premises") in the Mid-Continent Tower Building, 401 South Boston, Tulsa, Oklahoma ("Building"). RMM and Tenant thereafter entered into an Amendment to Lease Agreement ("First Amendment") whereby the Lease Term (as defined in the Original Lease) was extended and Tenant leased additional office space ("First Additional Space") in the Building. The First Amendment amended the Original Lease. RMM and Tenant thereafter entered into a Second Amendment to Lease Agreement ("Second Amendment") whereby the Tenant leased additional office space ("Second Additional Space") in the Building. The Second Amendment amended the Original Lease as amended by the First Amendment. Receiver and Tenant thereafter entered into a Third Amendment to Lease Agreement ("Third Amendment") whereby the Lease Term was extended and the Tenant leased additional office space ("Third Additional Space") in the Building. The Third Amendment amended the Original Lease as amended by the First Amendment and the Second Amendment. The Original Lease as amended by the First Amendment, the Second Amendment, and the Third Amendment is referred to herein as the "Lease". The Lease as amended hereby is referred to herein as the "Amended Lease". Receiver and Tenant wish to agree for the amendment of the Lease on the terms and conditions set forth herein. At the date of the execution of this Fourth Amendment, but prior thereto, Tenant leases 11,064 square feet of Net Rentable Area of office space in the Building which 11,064 square feet of Net Rentable Area of office space comprise the Premises as that term is used in the Lease.

        Therefore, in consideration of the mutual promises and covenants contained herein, the parties agree that the Lease is amended as follows:

        1. Tenant effective January 1, 1998, will lease certain additional office space ("Fourth Additional Space") in the Building consisting of 891 square feet of Net Rentable Area. From and after January 1, 1998, for the remainder of the Lease Term and all extensions and renewals thereof, the Premises shall be comprised of the Original Premises, the First Additional Space, the Second Additional Space, the Third Additonal Space, and the Fourth Additional Space and the Premises shall be as described on Exhibit "A" attached hereto and made a part hereof. The Base Rental for the Premises shall be subject to adjustment as provided in paragraph 6 of the Original Lease and as



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adjustment is otherwise provided in the Amended Lease, including in the Third
Amendment. The Base Rental Schedule attached to the Original Lease as amended by the First Amendment, the Second Amendment, and the Third Amendment is further amended to provide as follows:



                             BASE RENTAL SCHEDULE


  Month                                 Monthly Base Rental before adjustment
  -----                                 -------------------------------------

October, 1994 through
August, 1995 (eleven equal
monthly installments)                                $    2,480.50

September, 1995, through
May, 1996 (nine equal
monthly installments)                                     3,757.40

June, 1996, through
May, 1997 (twelve equal
monthly installments)                                     4,338.12

June, 1997, through
December, 1997 (seven equal
monthly installments                                      9,561.14

January, 1998 through
May, 1999 (seventeen equal
monthly installments)                                    10,331.11

June, 1999, through
May, 2002 (thirty-six equal
monthly installments)                                    10,958.75

June, 2002, through
May, 2004 (twenty-four equal
monthly installments)                                    11,955.00

TOTAL BASE RENTAL BEFORE ADJUSTMENT                  $1,037,134.39


Therefore, as of January 1, 1998, Tenant will lease office space in the Building totalling 11,955 square feet of Net Rentable Area. Tenant's lease of the Premises shall be under the terms and conditions of the Lease except as provided for herein.

        2. Receiver shall pay up to $8,910 ("Allowance") for improvements ("Improvements") to be made in the Fourth Additional Space prior to Tenant's occupancy thereof, including without limitation construction and space planning, working drawings, and




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permits and supervision fees related to the construction and development of the
Fourth Additional Space. All of the Improvements will be constructed as provided in Paragraph 12 of the Original Lease and shall be subject to Receiver's prior written approval. Tenant shall pay upon demand from Receiver in advance all costs for the Improvements in excess of the Allowance. Tenant may have the existing fixtures and materials contained in the Fourth Additional Space at the time of the execution of this Fourth Amendment (and not owned by other tenants) reused in the Improvements. Fees for design services related to the Fourth Additional Space may be paid from the Allowance. Any portion of the Allowance not initially used for the purposes described above may be used for future alterations and/or refurbishment of the Premises, all of which shall be considered alterations for the purposes of Paragraph 12 of the Original Lease. Any of the allowance provided for in the Third Amendment for improvements in the Third Additional Space and not used for that purpose may be used by Tenant for the Improvements. Except as otherwise stated in this paragraph, Receiver shall be required to make no improvements to any part of the Premises. Subject to the rights of other tenants of the Fourth Additional Space prior to January 1, 1998, Tenant and its contractors, subcontractors, agents, and employees may upon reasonable terms approved in advance by Receiver enter the Fourth Additional Space prior to January 1, 1998, for the purpose of installing furniture, fixtures, and equipment (including without limitation telephones) without the obligation of Tenant to pay rent prior to January 1, 1998, in excess of that shown on the Base Rental Schedule, but no such entry shall disturb any current tenant of the Fourth Additional Space.

        3. Tenant intends to sublease a portion of the Fourth Additional Space to Ed McFarland ("Subtenant") pursuant to the terms of a sublease "(Sublease") between Tenant and Subtenant in the form attached hereto as Exhibit "B". Receiver approves the sublease by Tenant to Subtenant pursuant to terms of the Sublease of that portion of the Fourth Additional Space described in the Sublease. By such approval Receiver does not approve any other sublease of any part of the Premises by either Tenant or Subtenant.

        4. All of the terms and provisions of the Leases, except as modified and amended herein, shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto and Tenant acknowledges its liability as the Tenant under the Amended Lease. The execution of this Fourth Amendment shall in no event be deemed to constitute a waiver of any right or claim of Receiver under or by virtue of the Lease except as specifically set forth herein.



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        5.  In the event of conflict between the terms and provisions of this
Fourth Amendment and the terms and provisions of the Lease, the terms and provisions of this Fourth Amendment shall control.

        6. Receiver's rights, obligations, and liabilities hereunder and with regard to this Fourth Amendment are solely in his capacity as receiver. Terry Argue, individually, shall not have rights, obligations, or liabilities hereunder. Notwithstanding anything herein to the contrary, the Receiver conveys herein only such rights as he has and makes such agreements, warranties, representations, and provisions as he is actually authorized to make. A copy of the order appointing the Receiver as receiver is attached hereto as Exhibit "C".

        7. Neither the Amended Lease nor any of its components will be recorded by Tenant or Receiver in the land records of Tulsa County, Oklahoma.

        Dated 1-28, 1998
              ----------



                                             Terry Argue
                                             ----------------------------
                                             Terry Argue, Receiver

                                                     "Receiver"


                                             Systems & Programming
                                             Resources of Tulsa, Inc.

                                             By  Mike Hotcher
                                               --------------------------
                                                Vice President


                                                        "Tenant"




                                    TENANT



STATE OF OKLAHOMA )
COUNTY OF TULSA   )  SS:

        This instrument was acknowledged before me on this 4th day of December, 1997, by Mike Hotcher, as Vice President of Systems & Programming Resources of Tulsa, Inc., a Delaware corporation.

                                                [SIG]
(seal)                                        ------------------------------
My commission expires:                        Notary Public


  9-27-99





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